EXHIBIT 99.01

Tibet Pharmaceuticals Announces New CEO

Tibet’s Chairman, Hong Yu, Replaces Taylor Guo as CEO of Tibet Pharmaceuticals

SHANGRI-LA COUNTY, CHINA — June 10, 2011 — Tibet Pharmaceuticals, Inc. (NASDAQ: TBET), an emerging specialty pharmaceutical company engaged in the development, manufacturing and marketing of traditional Tibetan medicine in China, today announced that effective as of June 6, 2011 its Chairman, Mr. Hong Yu, replaces Mr. Taylor Guo as CEO of Tibet Pharmaceuticals.

Taylor Guo leaves Tibet Pharmaceuticals to pursue other interests while Hong Yu, the Chairman of Tibet Pharmaceuticals and founder of its operating entity in China, takes a more active role in the Company’s development initiatives and investor outreach. Taylor Guo will remain a director of the Company for the foreseeable future.

Mr. Yu stated, “As I take over the position of CEO we would like to thank Taylor Guo for his commitment and dedication to the firm both before and after Tibet Pharmaceuticals’ IPO in January. Taylor will continue to advise the company as an active member of our Board of Directors. Moving forward, one of my top priorities will be putting various measures in place to enhance our communication levels with the investor community, in addition to implementing initiatives to actively support shareholder value.”

Mr. Yu went on to say, “We remain confident in the long-term prospects of China’s healthcare market and, in particular, the growth potential of Tibet Pharmaceuticals as we continue to report strong sales and earnings across our various pharmaceutical products.”

About Tibet Pharmaceuticals, Inc.

Based in Shangri-La County, Yunnan Province, China, Tibet Pharmaceuticals, Inc. (NASDAQ: TBET) is a rapidly growing specialty pharmaceutical company engaged in the research, development, manufacturing and marketing of modernized traditional Tibetan medicines in China. With over 190 employees and nation-wide distributors, the company develops both prescription and over-the-counter traditional Tibetan medicines that promote health in human respiratory, digestive, urinary and reproductive systems. Tibet Pharmaceuticals’ products are sold throughout China, with a majority of sales concentrated in the southern provinces, most notably Yunnan Province, where the company’s 52,000 sq. ft. GMP-certified manufacturing facilities are located. The access to key raw materials, not generally available outside the province, provides a significant advantage for Tibet Pharmaceuticals.

For comprehensive investor relations material, including fact sheets, research reports, presentations and video, please follow the appropriate link: Research Report, Investor Portal and Overview Video.

For more information on Tibet Pharmaceuticals, please visit:

www.tibetpharmaceuticals.com

Forward-Looking Statements

This news release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. Specifically, references herein to contemplated growth in company revenues and/or earnings are forward-looking statements. These statements are subject to uncertainties and risks including, but not limited to, product and service demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, government regulation, and other risks contained in reports filed by the company with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.

Financial Communications Contact:

Trilogy Capital Partners – Asia

Darren Minton, President

Toll-free: 800-592-6067

info@trilogy-capital.com